Ohio Edison System
         1996 Executive Incentive Compensation Plan


Purpose:  The purpose of the Executive Incentive Compensation
-------
Plan is to attract, retain and motivate key executives who are in positions to make significant contributions to the short-term and long-term operation and profitability of Ohio Edison System ("System") for the benefit of stockholders and customers. Performance goals and objectives are established to meet the System's strategic vision of becoming the best performing energy service company in the region and remain our customers' supplier of choice.

The Plan consists of a 1996 Annual Incentive Program and a Long-
Term Incentive Program for the period 1996 through 1999.

General Eligibility:  Executives in positions evaluated at a 1996
-------------------
standard rate of $77,114 or higher. Executive positions have been grouped into five tiers for the purposes of establishing the appropriate proportion of base pay and incentive compensation in an executive's total pay package, allocating the total incentive opportunity between annual and long-term components, and assigning weights to the System financial goals, strategic/operational goals or functional/individual objectives in the Annual Incentive Program. (Attachment #1, Column A)

Standard Rate:  Estimated 1996 median electric utility base
-------------
salary levels are used to position the standard rates for executive positions (Attachment #1, Column B).
The actual base salary for senior executives will be capped at 100% of the standard rate. Mid-level executives will be capped at 110% of standard rate. The principle is to ensure that any additional compensation is based upon 1996 annual and long-term incentive program results as described below.

Pay Mix:  The median electric utility pay mix is used to
-------
establish the proportion of an executive's total direct compensation that will be provided by base salary and the proportion that will be provided by incentives. This is used to establish a total target incentive award for each executive's position. As Attachment #1, Column C indicates, the principle is that more pay is put at risk as the level of the executive's position increases. For example, a larger portion of a senior executive's total direct compensation will be based on incentives than a mid-level executive's.



                            - 2 -


Allocation of Total Incentive:  The total target incentive award
-----------------------------
for each executive position is allocated between 1996 annual and long-term incentive awards. As Attachment #1, Column D indicates, the principle is that the portion of an executive's total incentive award that is tied to long-term results increases with the level of an executive's position. For example, a larger portion of a senior executive's total award will be based on long-term results than a mid-level executive's.

Annual Award Allocation:  An executive's target 1996 annual award
-----------------------
is allocated into various categories of performance goals; namely, System financial goals, strategic or operational goals and functional or individual objectives. The percentage allocated to System financial goals is based on the nature and level of each executive's position responsibilities, as indicated by each executive's tier assignment. As Attachment #1, Column E indicates, the principle is that the portion of an executive's annual award that is tied directly to System financial results increases with the level of an executive's position. For example, a larger portion of a senior executive's annual award will be based on System financial results than a mid-level executive's. The remaining portion of the award will be based on the achievement of strategic/operational goals or functional/individual objectives on which the executive directly impacts and which will not be dependent on the achievement of the System financial goals.

System financial goals and a menu of strategic and operational goals have been established for 1996. The System financial goals apply to all executives. For each executive, appropriate management may select strategic and operational goals from the menu and/or establish measurable functional or individual objectives that directly contribute to the achievement of the financial or strategic goals. Each goal or objective has a threshold, target and maximum level of achievement. The level of achievement of the System financial goals at or above the threshold level will generate a payout from 25% to 150% of the target award. The level of achievement of strategic or operational goals will generate a payout from 50% to 150% of target and the level of achievement of functional or individual objectives from 80% to 120% of target. The principle is that as the further a goal or objective is away from having a direct impact on System financial results, the consequences of achieving or not achieving the goal or objective is less. Consequently, there is a smaller payout spread between threshold and maximum. Results between threshold and target, and target and maximum, will be interpolated.

Conversion of Long-Term Award into Phantom Stock Grant:
------------------------------------------------------
Effective January 1, 1996, each executive's target long-term award was converted into an equivalent number of hypothetical shares of Ohio Edison common stock based on the average of the daily closing prices of the common stock during December 1995 and placed into a Common Stock Equivalent Account for four years.
                            - 3 -

During the 1996 through 1999 performance period, dividend equivalents will be converted into additional hypothetical shares based on the closing price on the date the dividends are paid.
At the end of the four-year performance period, the executive's account will be valued based on the average of the daily closing prices during December 1999. As the Long-Term Award Table on Attachment #1 indicates, this value may be significantly adjusted upward or downward based upon the total shareholder return of the Ohio Edison common stock relative to the Edison Electric Institute's Index of 100 Investor-Owned Electric Utility Companies during this four-year period. Note that if the total shareholder return ranking is 61 or below, no long-term award will be paid. Award payouts between a ranking of 60 (50% payout) and 15 (150% payout) will be interpolated. The principle of this design is to strengthen the linkage between an executive's total compensation and the long-term creation of shareholder wealth.

Attachment #2 and Attachment #3 are illustrations of an Annual
Incentive Program and a Long-Term Incentive Program, respectively.

Shareholder and Ratepayer Protection Measures:  No 1996 annual
---------------------------------------------
incentive awards will be paid unless: Ohio Edison common stock dividends paid during 1996 are equal to or greater than $1.50 per share; total 1996 earnings are greater than dividends paid plus maximum annual awards from all incentive plans; and the rate freeze as contained in the 1995 Rate Reduction and Economic Development Program remains in effect.

Special Provisions:  The following special provisions pertain to
------------------
award eligibility and calculations for an executive who is hired or promoted into the executive group during 1996, leaves employment due to retirement, death, disability, resignation or involuntary separation prior to December 31, 1999, or does not meet certain other requirements.

           1996 Annual Incentive Program
           -----------------------------

           Eligibility for 1996 Award (Payable March 1997)

           * Must perform the duties of his or her job for at least 1040 regular hours during the year. Thus, generally, a new hire into the executive group must be employed during the first half of 1996 to be eligible for an annual award. Likewise, a separation of employment due to retirement, death or disability generally must occur during the second half of 1996. If an executive is promoted internally into the executive group or reassigned to another position outside the executive group, all hours worked during the year are counted toward this criterion.

           * Must be actively employed as of December 31, 1996, or have separated employment during 1996 due to retirement, disability or death. Thus an executive who voluntarily resigns or who is involuntarily separated is ineligible to receive a 1996 annual award.

           * Must receive or would have received a performance rating of at least Generally Meets Standards or New in Position. Thus an executive rated Does Not Meet Standards is ineligible to receive a 1996 annual award.

           * Must not have voluntarily resigned or been discharged for misconduct after December 31, 1996, but prior to the date that 1996 annual awards are paid in 1997, if any.

           Prorated Annual Award Calculation

           If an executive meets the above eligibility criteria and retires, separates employment due to disability or dies during 1996, his/her target annual award will be prorated based upon the number of months he or she worked.

           During 1996 if an executive changes his or her job within the executive group or is reassigned to another position outside the executive group, the executive's total annual award will be the sum of the prorated award earned at each position.

           1996 Long-Term Incentive Program
           --------------------------------

           Eligibility for Long-Term Incentive Award (Payable March
           2000)

           * An executive who is hired or promoted into the executive group during 1996 will not be eligible for the 1996 Long-Term Incentive
                      Program.

           * An executive must be actively employed as of the date long-term awards are paid in March 2000, or have separated employment due to retirement, disability or death between January 1, 1997 to the award payment date. Thus an executive who voluntarily resigns or who is involuntarily separated during this time frame will be ineligible to receive a long-term award from the 1996 program. Also, an executive who separates employment due to retirement, death or disability during 1996 will be ineligible to receive a long-term award from the 1996 program. Lastly, an executive must work at least one year in an executive group position during the four-year performance cycle to be eligible for a long-term award.

           Prorated Long-Term Award Calculation

           If an executive meets the above eligibility criteria, his/her original long-term target award will be prorated based on the number of months worked in an executive group position during the 1996 to 1999 performance cycle.

Deferral Option:  An executive will be permitted to defer up to
---------------
100% of his/her 1996 award less applicable taxes, if any, into the Executive Deferred Compensation Plan. In March 2000, any long-term award will be paid in cash unless the Long-Term Incentive Program is converted during the interim period to provide payout of actual Ohio Edison common stock. In either case, there will be no further deferral option for a long-term award.

Administration:
--------------
Terms: For the purposes of this Plan, the term "System" as used in this summary refers to Ohio Edison System which includes Ohio
Edison and Penn Power collectively.   The term "Company" refers
to Ohio Edison or Penn Power individually, as appropriate.

Goal Establishment and Determination: The System establishes all goals and objectives and determines whether or not they have been achieved.

Right to Modify or Terminate Plan: Ohio Edison reserves the right to modify provisions of this Plan or end this Plan at any time with or without notice. The Plan may change from year to year or even be discontinued in the future. If it is determined that significant unusual events occurred that impacted the System's reported earnings but do not truly reflect the achieved operating results of the System, then Ohio Edison may, in its sole discretion, increase or decrease the amount of any awards determined by this Plan or even determine that no awards will be paid.

No Guarantee of Future Employment: Nothing in this Plan shall be construed as giving any participant the right to be retained in the employ of either Company, nor shall either Company be required, by virtue of the existence of this Plan, to maintain the employment of any participant through any specified date.

No Funded Trust: All awards paid under this Plan shall at all times constitute general unsecured liabilities of either Company, payable out of its own general assets. In no event shall either Company be obliged to reserve any funds or assets to secure the payment of such amounts and nothing contained in the Plan shall confer upon any participant the right, title or interest of any assets of either Company.

Administration: The Plan is administered by the Human Resources and Industrial Relations Department of Ohio Edison.

Beneficiary Designation: Each executive may, at any time, designate one or more persons as the executive's primary or contingent beneficiary(ies) to whom awards earned under this Plan shall be paid in the event of the executive's death prior to payment of such awards to the executive. In the absence of an effective beneficiary designation, or if all beneficiaries predecease the executive, the executive's designated beneficiary shall be the person in the first of the following classes in which there is a survivor: the executive's surviving spouse; the executive's estate.


JAB\01-96















































                                               Attachment #1



                                                  Ohio Edison System
                                     1996 Executive Incentive Compensation Plan
            A              B             C              D                        E
                                   Total Direct
                                   Compensation     Allocation
                                      Pay Mix        of Total
                                   Proportion of:   Incentive          Short-Term Allocation
                                   -------------- -------------  ----------------------------------
                                           Total                  Corp.    Strategic/    Functional/
Executive   No. of   1996 Standard         Incen- Long-  Short-  Financial Operational   Individual
  Tier    Executives   Rate Range   Base   tive   Term    Term    Goal(s)            Goals
  ----    ---------- -------------  ----  ------  -----  -----  --------  -------------------------

   I      President          518.6  50%    50%     60%    40%      80%                20%
           and CEO
  II          4      213.8 - 237.7  65%    35%     60%    40%      60%                40%
 III          3      160.9 - 202.9  70%    30%     50%    50%      40%                60%
  IV         16      117.0 - 151.4  75%    25%     30%    70%      25%                75%
   V         97       77.1 - 113.1  80%    20%     15%    85%      15%                85%


                          Short-Term Incentive Award Leverage   25-150%    50-150%          80-120%


                                       Long-Term Award Table
                                       ---------------------
                                       TSR Ranking  % Earned
                                       -----------  --------
                                           1-15        150%
                                             26*       125%
                                             38*       100%  * Examples of % earned
                                             49*        75%    interpolated between
                                             60         50%    15th and 60th rankings.
                                           > 61          0%
                                           -

                                                    Attachment #2
                                                           Tier I

                  Ohio Edison System
      1996 Executive Incentive Compensation Plan

Illustration of 1996 Annual Incentive Program for John Doe
                  Payable March 1997
Tier:  I

Pay Mix:  50% Base Pay, 50% Incentives

1996 Standard Rate:  $518,576

Target Total Incentive:  $518,576  = ($518,576/.50 - $518,576)

Target Annual Incentive:  40% x $518,576 = $207,430

===========================================================================
                                Weight   Threshold     Target       Maximum
---------------------------------------------------------------------------
80% System Financial Goals                  25%         100%         150%
---------------------------------------------------------------------------
1.   Attain an E.P.S. of                  $2.00        $2.07        $2.30
     at least $2.00.             40%     $20,743      $82,972     $124,458
---------------------------------------------------------------------------
2.   Generate shareholder cash
     flow(1) of at least $470             $470M        $500M        $600M
     million.                    40%     $20,743      $82,972     $124,458
---------------------------------------------------------------------------
20% Strategic/Operational Goals             50%         100%         150%
---------------------------------------------------------------------------
3.           A
                                           xx.x         xx.x         xx.x
                                 10%     $10,372      $20,743      $31,115
---------------------------------------------------------------------------
4.           B
                                           xx.x         xx.x         xx.x
                                  5%      $5,186      $10,372      $15,557
---------------------------------------------------------------------------
5.           C
                                           xx.x         xx.x         xx.x
                                  5%      $5,186      $10,372      $15,557
---------------------------------------------------------------------------

Total 1996 Award Range           100%   $0-$62,230   $207,430     $311,145
===========================================================================

(1) Shareholder cash flow is a measurement of financial reserves available to pay common stock dividends, reduce debt, and reinvest in our business. It is equal to revenue plus other income less the sum of: cash operating, maintenance and construction expenses; general and income taxes; interest expense; and preferred stock dividends.

Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96

                                                    Attachment #2
                                                          Tier II
                  Ohio Edison System
      1996 Executive Incentive Compensation Plan

Illustration of 1996 Annual Incentive Program for John Doe
                  Payable March 1997

Tier:  II

Pay Mix:  65% Base Pay, 35% Incentives

1996 Standard Rate:  $237,729

Target Total Incentive:  $128,008  =  ($237,729/.65 - $237,729)

Target Annual Incentive:  40% x $128,008 = $51,203

===========================================================================
                                Weight   Threshold     Target       Maximum
---------------------------------------------------------------------------
60% System Financial Goals                  25%         100%         150%
---------------------------------------------------------------------------
1.   Attain an E.P.S. of                  $2.00        $2.07        $2.30
     at least $2.00.             30%      $3,840      $15,361      $23,041
---------------------------------------------------------------------------
2.   Generate shareholder cash
     flow(1) of at least $470             $470M        $500M        $600M
     million.                    30%      $3,840      $15,361      $23,041
---------------------------------------------------------------------------
30% Strategic/Operational Goals             50%         100%         150%
---------------------------------------------------------------------------
3.           A                             xx.x         xx.x         xx.x
                                 15%      $3,840       $7,680      $11,521
---------------------------------------------------------------------------
4.           B                             xx.x         xx.x         xx.x
                                 15%      $3,840       $7,680      $11,521
---------------------------------------------------------------------------
10% Functional/Individual Goals             80%         100%         120%
---------------------------------------------------------------------------
5.           C                             xx.x         xx.x         xx.x
                                  5%      $2,048       $2,560       $3,072
---------------------------------------------------------------------------
6.           D                             xx.x         xx.x         xx.x
                                  5%      $2,048       $2,560       $3,072
---------------------------------------------------------------------------

Total 1996 Award Range           100%   $0-$19,457    $51,203      $75,268
===========================================================================

(1) Shareholder cash flow is a measurement of financial reserves available to pay common stock dividends, reduce debt, and reinvest in our business. It is equal to revenue plus other income less the sum of: cash operating, maintenance and construction expenses; general and income taxes; interest expense; and preferred stock dividends.

Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96

                                                   Attachment #2
                                                        Tier III
                  Ohio Edison System
      1996 Executive Incentive Compensation Plan

Illustration of 1996 Annual Incentive Program for John Doe
                  Payable March 1997
Tier:  III

Pay Mix:  70% Base Pay, 30% Incentives

1996 Standard Rate:  $160,883

Target Total Incentive:  $68,950  =  ($160,883/.70 - $160,883)

Target Annual Incentive:  50% x $68,950 = $34,475

===========================================================================
                                Weight   Threshold     Target       Maximum
---------------------------------------------------------------------------
40% System Financial Goals                  25%         100%         150%
---------------------------------------------------------------------------
1.   Attain an E.P.S. of                  $2.00        $2.07        $2.30
     at least $2.00.             20%      $1,724       $6,895      $10,343
---------------------------------------------------------------------------
2.   Generate shareholder cash
     flow(1) of at least $470             $470M        $500M        $600M
     million.                    20%      $1,724       $6,895      $10,343
---------------------------------------------------------------------------
40% Strategic/Operational Goals             50%         100%         150%
---------------------------------------------------------------------------
3.           A                             xx.x         xx.x         xx.x
                                 20%      $3,448       $6,895      $10,343
---------------------------------------------------------------------------
4.           B                             xx.x         xx.x         xx.x
                                 20%      $3,448       $6,895      $10,343
---------------------------------------------------------------------------
20% Functional/Individual Goals             80%         100%         120%
---------------------------------------------------------------------------
5.           C                             xx.x         xx.x         xx.x
                                 10%      $2,758       $3,448       $4,137
---------------------------------------------------------------------------
6.           D                             xx.x         xx.x         xx.x
                                 10%      $2,758       $3,448       $4,137
---------------------------------------------------------------------------

Total 1996 Award Range           100%   $0-$15,859    $34,475      $49,644
===========================================================================

(1) Shareholder cash flow is a measurement of financial reserves available to pay common stock dividends, reduce debt, and reinvest in our business. It is equal to revenue plus other income less the sum of: cash operating, maintenance and construction expenses; general and income taxes; interest expense; and preferred stock dividends.

Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.


JAB/01-23-96

                                                   Attachment #2
                                                         Tier IV

                  Ohio Edison System
      1996 Executive Incentive Compensation Plan

Illustration of 1996 Annual Incentive Program for John Doe
                  Payable March 1997
Tier:  IV

Pay Mix:  75% Base Pay, 25% Incentives

1996 Standard Rate:  $130,082

Target Total Incentive:  $43,361  =  ($130,082/.75 - $130,082)

Target Annual Incentive:  70% x $43,361 = $30,353

===========================================================================
                                Weight   Threshold     Target       Maximum
---------------------------------------------------------------------------
20% System Financial Goals                  25%         100%         150%
---------------------------------------------------------------------------
1.   Attain an E.P.S. of                  $2.00        $2.07        $2.30
     at least $2.00.             13%        $986       $3,946       $5,919
---------------------------------------------------------------------------
2.   Generate shareholder cash
     flow(1) of at least $470             $470M        $500M        $600M
     million.                    12%        $911       $3,642       $5,464
---------------------------------------------------------------------------
40% Strategic/Operational Goals             50%         100%         150%
---------------------------------------------------------------------------
3.           A                             xx.x         xx.x         xx.x
                                 20%      $3,035       $6,071       $9,106
---------------------------------------------------------------------------
4.           B                             xx.x         xx.x         xx.x
                                 20%      $3,035       $6,071       $9,106
---------------------------------------------------------------------------
40% Functional/Individual Goals             80%         100%         120%
---------------------------------------------------------------------------
5.           C                             xx.x         xx.x         xx.x
                                 20%      $4,856       $6,071       $7,285
---------------------------------------------------------------------------
6.           D                             xx.x         xx.x         xx.x
                                 15%      $3,642       $4,553       $5,464
---------------------------------------------------------------------------

Total 1996 Award Range           100%   $0-$16,467    $30,353      $42,342
===========================================================================

(1) Shareholder cash flow is a measurement of financial reserves available to pay common stock dividends, reduce debt, and reinvest in our business. It is equal to revenue plus other income less the sum of: cash operating, maintenance and construction expenses; general and income taxes; interest expense; and preferred stock dividends.

Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96

                                                    Attachment #2
                                                           Tier V

                  Ohio Edison System
      1996 Executive Incentive Compensation Plan

Illustration of 1996 Annual Incentive Program for John Doe
                  Payable March 1997
Tier:  V

Pay Mix:  80% Base Pay, 20% Incentives

1996 Standard Rate:  $94,147

Target Total Incentive:  $23,537  =  ($94,147/.80 - $94,147)

Target Annual Incentive:  85% x $23,537 = $20,006

===========================================================================
                                Weight   Threshold     Target       Maximum
---------------------------------------------------------------------------
15% System Financial Goals                  25%         100%         150%
---------------------------------------------------------------------------
1.   Attain an E.P.S. of                  $2.00        $2.07        $2.30
     at least $2.00.              8%        $400       $1,600       $2,401
---------------------------------------------------------------------------
2.   Generate shareholder cash
     flow(1) of at least $470             $470M        $500M        $600M
     million.                     7%        $350       $1,400       $2,101
---------------------------------------------------------------------------
50% Strategic/Operational Goals             50%         100%         150%
---------------------------------------------------------------------------
3.           A                             xx.x         xx.x         xx.x
                                 25%      $2,501       $5,002       $7,502
---------------------------------------------------------------------------
4.           B                             xx.x         xx.x         xx.x
                                 25%      $2,501       $5,002       $7,502
---------------------------------------------------------------------------
35% Functional/Individual Goals             80%         100%         120%
---------------------------------------------------------------------------
5.           C                             xx.x         xx.x         xx.x
                                 20%      $3,201       $4,001       $4,801
---------------------------------------------------------------------------
6.           D                             xx.x         xx.x         xx.x
                                 15%      $2,401       $3,001       $3,601
---------------------------------------------------------------------------

Total 1996 Award Range           100%   $0-$11,353    $20,006      $27,908
===========================================================================

(1) Shareholder cash flow is a measurement of financial reserves available to pay common stock dividends, reduce debt, and reinvest in our business. It is equal to revenue plus other income less the sum of: cash operating, maintenance and construction expenses; general and income taxes; interest expense; and preferred stock dividends.

Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96

                                                   Attachment #3
                                                          Tier I
                      Ohio Edison System
           1996 Executive Incentive Compensation Plan

Illustration of 1996 Long-Term Incentive Program for John Doe
                      Payable March 2000

Tier:  I

Pay Mix:  50% Base Pay, 50% Incentives

1996 Standard Rate:  $518,576

Target Total Incentive:  $518,576  =  ($518,576/.50 - $518,576)

Target Long-Term Incentive:  60% x $518,576 = $311,146 Phantom
                             Stock Grant
                                             of 13,463.695 Shares
                                             @ $23.110/Share

Mr. Doe's long-term award payable in 2000 will be based on the following factors:

           1. The total shareholder return (TSR) of the Company's common stock during the period 1996 to 1999 relative to the EEI 100 Index.

           2. Dividend equivalents credited to Mr. Doe's Common Stock Equivalent Account during this period.

           3. The average of the closing prices of the Company's common stock during December 1999.

The following table illustrates potential long-term award levels for Mr. Doe payable in 1999 at various percentile rankings of the total shareholder return of the Company's common stock relative to the EEI 100 Index during the 1996-1999 period.


      ==================================================
         TSR Ranking     Award Payout**      % Earned
      --------------------------------------------------
           1-15%ile         $466,719            150%
           26%ile*          $388,933            125%
           38%ile*          $311,146            100%
           49%ile*          $233,360             75%
           60%ile           $155,573             50%
         61-100%ile               $0              0%
      --------------------------------------------------
  * Examples of award payouts interpolated between the 15th and 60th rankings.

  ** For the purposes of illustration, assumes that no dividends are paid and that the Ohio Edison's common stock price does not appreciate during the four-year period.


Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.


JAB/01-23-96
                                                   Attachment #3
                                                         Tier II
                      Ohio Edison System
           1996 Executive Incentive Compensation Plan

Illustration of 1996 Long-Term Incentive Program for John Doe
                      Payable March 2000

Tier:  II

Pay Mix:  65% Base Pay, 35% Incentives

1996 Standard Rate:  $237,729

Target Total Incentive:  $128,008  =  ($237,729/.65 - $237,729)

Target Long-Term Incentive:  60% x $128,008 = $76,805 Phantom
                             Stock Grant
                                              of 3,323.022 Shares
                                             @ $23.113/Share


Mr. Doe's long-term award payable in 2000 will be based on the following factors:

           1. The total shareholder return (TSR) of the Company's common stock during the period 1996 to 1999 relative to the EEI 100 Index.

           2. Dividend equivalents credited to Mr. Doe's Common Stock Equivalent Account during this period.

           3. The average of the closing prices of the Company's common stock during December 1999.

The following table illustrates potential long-term award levels for Mr. Doe payable in 2000 at various percentile rankings of the total shareholder return of the Company's common stock relative to the EEI 100 Index during the 1996-1999 period.


      ==================================================
         TSR Ranking     Award Payout**      % Earned
      --------------------------------------------------
           1-15%ile         $115,208            150%
           26%ile*           $96,006            125%
           38%ile*           $76,805            100%
           49%ile*           $57,604             75%
           60%ile            $38,403             50%
         61-100%ile               $0              0%
      --------------------------------------------------
  * Examples of award payouts interpolated between the 15th and 60th rankings.

  ** For the purposes of illustration, assumes that no dividends are paid and that the Ohio Edison's common stock price does not appreciate during the four-year period.


Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96
                                                   Attachment #3
                                                        Tier III
                      Ohio Edison System
           1996 Executive Incentive Compensation Plan

Illustration of 1996 Long-Term Incentive Program for John Doe
                      Payable March 2000

Tier:  III

Pay Mix:  70% Base Pay, 30% Incentives

1996 Standard Rate:  $160,883

Target Total Incentive:  $68,950  =  ($160,883/.70 - $160,883)

Target Long-Term Incentive:  50% x $68,950 = $34,475 Phantom
                             Stock Grant
                                             of 1,491.585 Shares
                                             @ $23.113/Share


Mr. Doe's long-term award payable in 2000 will be based on the following factors:

           1. The total shareholder return (TSR) of the Company's common stock during the period 1996 to 1999 relative to the EEI 100 Index.

           2. Dividend equivalents credited to Mr. Doe's Common Stock Equivalent Account during this period.

           3. The average of the closing prices of the Company's common stock during December 1999.

The following table illustrates potential long-term award levels for Mr. Doe payable in 2000 at various percentile rankings of the total shareholder return of the Company's common stock relative to the EEI 100 Index during the 1996-1999 period.


      ==================================================
         TSR Ranking     Award Payout**      % Earned
      --------------------------------------------------
           1-15%ile          $51,713            150%
           26%ile*           $43,094            125%
           38%ile*           $34,475            100%
           49%ile*           $25,856             75%
           60%ile            $17,238             50%
         61-100%ile               $0              0%
      --------------------------------------------------
  * Examples of award payouts interpolated between the 15th and 60th rankings.

  ** For the purposes of illustration, assumes that no dividends are paid and that the Ohio Edison's common stock price does not appreciate during the four-year period.


Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96
                                                   Attachment #3
                                                         Tier IV
                      Ohio Edison System
           1996 Executive Incentive Compensation Plan

Illustration of 1996 Long-Term Incentive Program for John Doe
                      Payable March 2000

Tier:  IV

Pay Mix:  75% Base Pay, 25% Incentives

1996 Standard Rate:  $130,082

Target Total Incentive:  $43,361  =  ($130,082/.75 - $130,082)

Target Long-Term Incentive:  30% x $43,361 = $13,008 Phantom
                             Stock Grant
                                             of 562.8 Shares
                                             @ $23.113/Share


Mr. Doe's long-term award payable in 2000 will be based on the following factors:

           1. The total shareholder return (TSR) of the Company's common stock during the period 1996 to 1999 relative to the EEI 100 Index.

           2. Dividend equivalents credited to Mr. Doe's Common Stock Equivalent Account during this period.

           3. The average of the closing prices of the Company's common stock during December 1999.

The following table illustrates potential long-term award levels for Mr. Doe payable in 2000 at various percentile rankings of the total shareholder return of the Company's common stock relative to the EEI 100 Index during the 1996-1999 period.



      ==================================================
         TSR Ranking     Award Payout**      % Earned
      --------------------------------------------------
           1-15%ile          $19,512            150%
           26%ile*           $16,260            125%
           38%ile*           $13,008            100%
           49%ile*            $9,756             75%
           60%ile             $6,504             50%
         61-100%ile               $0              0%
      --------------------------------------------------
  * Examples of award payouts interpolated between the 15th and 60th rankings.

  ** For the purposes of illustration, assumes that no dividends are paid and that the Ohio Edison's common stock price does not appreciate during the four-year period.

Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96

                                                   Attachment #3
                                                          Tier V
                      Ohio Edison System
           1996 Executive Incentive Compensation Plan

Illustration of 1996 Long-Term Incentive Program for John Doe
                      Payable March 2000

Tier:  V

Pay Mix:  80% Base Pay, 20% Incentives

1996 Standard Rate:  $94,147

Target Total Incentive:  $23,537  =  ($94,147/.80 - $94,147)

Target Long-Term Incentive:  15% x $23,537 = $3,531 Phantom Stock
                             Grant
                                             of 152.771 Shares
                                             @ $23.113/Share


Mr. Doe's long-term award payable in 2000 will be based on the following factors:

           1. The total shareholder return (TSR) of the Company's common stock during the period 1996 to 1999 relative to the EEI 100 Index.

           2. Dividend equivalents credited to Mr. Doe's Common Stock Equivalent Account during this period.

           3. The average of the closing prices of the Company's common stock during December 1999.

The following table illustrates potential long-term award levels for Mr. Doe payable in 2000 at various percentile rankings of the total shareholder return of the Company's common stock relative to the EEI 100 Index during the 1996-1999 period.


      ==================================================
         TSR Ranking     Award Payout**      % Earned
      --------------------------------------------------
           1-15%ile           $5,297            150%
           26%ile*            $4,414            125%
           38%ile*            $3,531            100%
           49%ile*            $2,648             75%
           60%ile             $1,766             50%
         61-100%ile               $0              0%
      --------------------------------------------------
  * Examples of award payouts interpolated between the 15th and 60th rankings.

  ** For the purposes of illustration, assumes that no dividends are paid and that the Ohio Edison's common stock price does not appreciate during the four-year period.


Special provisions apply when an individual enters or leaves the executive group for any reason during the performance period.

JAB/01-23-96